UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2007
ORBITAL SCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21839 Atlantic Boulevard, Dulles, Virginia 20166

(Address of principal executive offices)
Registrant’s telephone number, including area code: (703) 406-5000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     (b) Resignation of Executive Vice President and General Manager, Space Systems Group
     Carl A. Marchetto, Executive Vice President and General Manager, Space Systems Group, resigned his position effective December 14, 2007, in order to pursue another employment opportunity. Michael Larkin, Senior Vice President, Finance and Deputy General Manager of the Space Systems Group, will serve as General Manager on an acting basis.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
Date: December 18, 2007	By:	/s/ David W. Thompson
David W. Thompson
Chairman and Chief Executive Officer